UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2009
TRANS1 INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33744 (Commission File Number)	33-0909022 (IRS Employer Identification No.)
411 Landmark Drive
Wilmington, NC 28412-6303
(Address of principal executive offices)
(Zip Code)
(910) 332-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On July 9, 2009, TranS1 Inc. (the “Company”) issued a press release to report its preliminary revenue results for its second fiscal quarter ended June 30, 2009. The release is furnished herewith as Exhibit 99.1 and incorporated herein by this reference.
     Also on July 9, 2009, following the issuance of the press release referred to above, the Company conducted a conference call to discuss its preliminary revenue results for its second fiscal quarter ended June 30, 2009. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2 and incorporated herein by this reference.
     The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, are being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (d)      Exhibits.

Exhibit Number	Description

99.1	Press release, dated July 9, 2009.

99.2	Conference call transcript, dated July 9, 2009.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANS1 INC.
July 14, 2009	By:	/s/ Michael Luetkemeyer
Michael Luetkemeyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated July 9, 2009.

99.2	Conference call transcript, dated July 9, 2009.